UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2009

MAGNUM HUNTER RESOURCES CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 910 Houston, Texas 77056
(Address of principal executive offices)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement

On September 9, 2009, Magnum Hunter Resources Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Sharon Hunter, Inc., a newly formed, wholly-owned subsidiary of the Company (“Merger Sub”), Sharon Resources, Inc. (the “Target”) and Sharon Energy Ltd. whereby the Company will acquire 100% of the outstanding common stock of Target in exchange for 2,294,474 shares of the Company’s common stock. Pursuant to the Merger Agreement, the Merger Sub will merge with and into Target, with the Target continuing as the surviving corporation and wholly-owned subsidiary of the Company. Upon consummation of the merger, each share of the Target’s common stock will be cancelled and automatically convert into the right to receive merger consideration of 152.9649 fully paid and non-assessable shares of the Company’s common stock.

The parties have agreed to use their reasonable commercial efforts to cause the closing of the merger to occur on or prior to September 30, 2009 or as soon thereafter as reasonably practicable and in any event by December 31, 2009. The Merger Agreement contains customary representations, warranties, covenants and indemnification provisions. Further, it is contemplated that, following the closing, the Company will enter into employment agreements with the following Sharon Resources, Inc. employees: Mr. Kip Ferguson, Mr. Brian Burgher and Mr. Jason Wilson.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

On September 14, 2009 the Company entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Centurion Exploration Company, LLC to acquire for $1.7 million all of Centurion’s ownership interest in the East Chalkley Unit in Cameron Parish, Louisiana.  The proposed property acquisition, which is subject to environmental and title review, is expected to close on or before October 15, 2009.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth above under Item 1.01, Entry into a Material Definitive Agreement, is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Agreement and Plan of Merger, dated September 9, 2009, by and among Magnum Hunter Resources Corporation, Sharon Hunter, Inc., Sharon Resources, Inc. and Sharon Energy Ltd.

99.2	Purchase and Sale Agreement, dated September 14, 2009, between Centurion Exploration Company, LLC and Magnum Hunter Resources Corporation.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magnum Hunter Resources Corporation

Date: September 15, 2009	/s/ Gary C. Evans
Gary C. Evans,
Chairman of the Board